UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2023

PORTLAND GENERAL ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Oregon	001-5532-99	93-0256820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
121 SW Salmon Street, Portland, Oregon 97204
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, no par value	POR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07    Submission of Matters to a Vote of Security Holders.

Portland General Electric Company (PGE, or the Company) held its 2023 virtual annual meeting of shareholders on April 21, 2023 in Portland, Oregon. The following proposals were voted on at the meeting by the Company’s shareholders:
1.The election of directors;
2.An advisory, non-binding vote to approve the compensation of the Company’s named executive officers;
3.The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023;
4.To approve the Amended and Restated Portland General Electric Company Stock Incentive Plan; and
5.An advisory, non-binding vote on the frequency of future advisory votes on executive compensation (“Say-On-Pay Frequency”).

There were 89,441,457 shares of common stock issued and outstanding as of February 21, 2023, the record date for the meeting, with 83,505,647 shares represented at the annual meeting.

Each of the director nominees listed below was elected and the voting results were as follows:

Nominee	For	Against	Abstain	Broker Non-votes
Dawn Farrell	78,873,720	285,304	82,136	4,264,487
Mark Ganz	75,952,837	3,213,749	74,574	4,264,487
Marie Oh Huber	77,509,533	1,648,741	82,886	4,264,487
Kathryn Jackson	78,423,614	751,001	66,545	4,264,487
Michael Lewis	78,823,323	327,580	90,257	4,264,487
Michael Millegan	78,505,242	641,146	94,772	4,264,487
Lee Pelton	75,752,096	3,416,348	72,216	4,264,487
Patricia Pineda	78,325,977	830,842	84,341	4,264,487
Maria Pope	78,892,273	285,527	63,360	4,264,487
James Torgerson	77,816,581	1,330,287	94,292	4,264,487

Shareholders approved the compensation of the Company’s named executive officers. There were 77,706,478 votes cast for the proposal, 1,140,086 votes cast against the proposal, 394,596 abstentions, and 4,264,487 broker non-votes.

Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. There were 82,865,996 votes cast for the proposal, 564,426 votes cast against the proposal, and 75,225 abstentions.

Shareholders approved the Amended and Restated Portland General Electric Company Stock Incentive Plan. There were 77,185,258 votes cast for the proposal, 1,925,365 votes cast against the proposal, and 130,537 abstentions, and 4,264,487 broker non-votes.

Shareholders approved a frequency of one year for future advisory votes on executive compensation (“Say-On-Pay Frequency”). There were 78,040,483 votes cast for one year, 45,684 votes cast for two years, 889,833 votes cast for three years, and 265,160 abstentions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	April 24, 2023	By:	/s/ James A. Ajello
James A. Ajello
Senior Vice President Finance CFO, Treasurer & Corporate Compliance Officer
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